Filed Pursuant to Rule 497(c)
                                                Filed Number 2-96538



[FLAGS FROM                      [API TRUST LOGO]
 DIFFERENT COUNTRIES]
                                   PROSPECTUS


                                  GROWTH FUND

                              CAPITAL INCOME FUND

                              MULTIPLE INDEX TRUST

                                YORKTOWN CLASSIC
                                  VALUE TRUST

                                TREASURIES TRUST


                    This Prospectus is Dated October 1, 1998

                                   API TRUST
                                  GROWTH FUND
                              CAPITAL INCOME FUND
                             MULTIPLE INDEX TRUST
                               TREASURIES TRUST
                         YORKTOWN CLASSIC VALUE TRUST

                                P. O. Box 2529
                             2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                (804) 846-1361
                                (800) 544-6060


     This Prospectus relates to shares of the following five mutual funds, each of which is a series of API Trust ("Trust"):

   Growth Fund seeks growth of capital by investing in shares of open-end and closed-end investment companies ("underlying funds");

   Capital Income Fund seeks high current income, as well as growth of capital and income, by investing in shares of underlying funds;

   Multiple Index Trust seeks capital growth and income by investing at least 65% of its total assets in shares of underlying open-end funds whose portfolios mirror those of one index or another of market securities;

   Treasuries Trust seeks current income with limited credit risk by investing in obligations of the U.S. Treasury that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government; and

   Yorktown Classic Value Trust ("Value Trust") seeks growth of capital by investing primarily in equity securities that Yorktown Management & Research Company, Inc., the Trust's investment adviser (the "Adviser"), believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. Income is a secondary objective. In following this strategy, Value Trust may invest in the securities of a fewer number of issuers and borrow money for investment purposes and, as a result, be subject to greater risks than many other investment companies.

     No assurance can be given that any Fund will achieve its investment objectives.

     This Prospectus sets forth concisely the information about the Trust and the Funds that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information for the Funds, dated October 1, 1998, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference herein. The Statement of Additional Information is available, at no charge, by contacting the Trust at the address or telephone numbers provided above. It is also available, along with other related materials, on the SEC's Web site (http://www.sec.gov). Additional information about the Funds may also be obtained on the Web at http://www.apitrust.com.

     Shares of the Funds are not deposits or obligations of, or endorsed or guaranteed by, any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                   This Prospectus is dated October 1, 1998.

                               TABLE OF CONTENTS




                            Topic                               Page
------------------------------------------------------------   -----
TABLE OF FUND EXPENSES .....................................     3
FINANCIAL HIGHLIGHTS .......................................     5
INVESTMENT OBJECTIVES AND POLICIES .........................     9
OTHER INVESTMENT POLICIES ..................................    11
RISK AND OTHER CONSIDERATIONS ..............................    13
MANAGEMENT OF THE FUNDS ....................................    17
PURCHASE OF FUND SHARES ....................................    18
REDEMPTION OF FUND SHARES ..................................    22
TELEPHONE TRANSACTIONS .....................................    24
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES ...................    25
PERFORMANCE INFORMATION ....................................    27
FUND SHARES ................................................    27
CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT .........    28
GENERAL INFORMATION ........................................    28
APPENDIX A .................................................    29
APPENDIX B .................................................    31

                            TABLE OF FUND EXPENSES

     The following tables are intended to assist investors in understanding the expenses associated with investing in the Funds.


                                                                        Capital     Multiple
                                                            Growth       Income      Index      Treasuries        Value
                                                             Fund         Fund       Trust         Trust          Trust
                                                          ----------   ---------   ---------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
  Sales load imposed on purchases .....................      None          None        None         None          None
  Maximum contingent deferred sales charge fees (as a
   percentage of net asset value at time of purchase or
   sale, whichever is less) ...........................      None          None        None         None            2%(1)
  Sales load imposed on reinvested dividends ..........      None          None        None         None          None
  Exchange fees .......................................      None          None        None         None          None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets) (2)
  Management Fees (after waivers) .....................      0.64%       0.00%       0.00%         0.00%         0.75%
  12b-1 Fees ..........................................      1.00%       0.50%       0.00%         0.00%         0.90%
  Other Expenses (after reimbursements) ...............      0.54%       0.97%       0.71%         0.84%         0.89%
                                                          --------     -------     -------     ---------        --------
  Total Fund Operating Expenses (after waivers and
   reimbursements) ....................................      2.18%       1.47%       0.71%         0.84%         2.54%

-----------
     (1) The maximum 2% contingent deferred sales charge applies to redemptions made in the first five years after purchase. No charge is imposed on redemptions of shares held five years or longer. See "Redemption of Fund Shares."

     (2) "Annual Fund Operating Expenses" are based on operating expenses incurred by each Fund for the fiscal year ended May 31, 1998. Long-term shareholders may pay more in 12b-1 fees over time as a percentage of their initial investment than the amount of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD"). Without waivers and/or reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would have been 1.00%, 0.55% and 2.54%, respectively, for the Growth Fund; 0.60%, 0.97% and 2.07%, respectively, for the Capital Income Fund; 0.70%, 2.05% and 2.75%, respectively, for the Multiple Index Trust; 0.40%, 2.59% and 2.99%, respectively, for the Treasuries Trust; and 0.90%, 0.89% and 2.69%, respectively, for the Value Trust. See "Management of the Funds" for additional information. An investor in the Growth Fund, the Capital Income Fund or the Multiple Index Trust will bear not only his or her proportionate share of the expenses of the Fund but also, indirectly, similar expenses of the underlying funds.

                                    EXAMPLE

     A shareholder would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return; (2) redemption at the end of each period; and
(3) deduction at the time of redemption of the maximum applicable contingent deferred sales charge, if any.



                                       Capital     Multiple
                            Growth      Income      Index      Treasuries     Value*
                             Fund        Fund       Trust         Trust       Trust
                           --------   ---------   ---------   ------------   -------
After 1 year ...........     $ 22        $ 15        $ 7          $  9        $ 46
After 3 years ..........       69          47         23            27         100
After 5 years ..........      118          81         40            47         137
After 10 years .........      253         177         88           104         290

     * Without redemption, a shareholder would pay expenses of $26 after one year and $80 after three years. Expenses after five years and ten years would be the same as those shown above.

     The Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The 5% annual return assumed in the Example is required by regulations of the Securities and Exchange Commission ("SEC") and is not a prediction of, and does not represent, the projected or actual performance of Fund shares. The Example should not be considered a representation of past or future expenses. Actual expenses of the Funds may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS


     The tables below provide financial highlights for one share of each Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information for each Fund. The financial statements and notes have been audited by PricewaterhouseCoopers, LLP, independent certified public accountants, whose report thereon is also included in the Statement of Additional Information. The financial highlights appearing below were derived from financial statements audited by PricewaterhouseCoopers, LLP.



GROWTH FUND



                                                     FOR THE YEAR ENDED MAY 31,
                                           -----------------------------------------------
                                               1998        1997        1996        1995
                                           ----------- ----------- ----------- -----------
For a share outstanding
 throughout each year:
Net asset value, beginning of year .......   $ 13.42     $ 14.00     $ 12.48     $ 12.32
                                              -------     -------     -------     -------
Income from investment operations:
 Net investment income (loss) ............     (0.08)      (0.17)      (0.14)      (0.10)
 Net realized and unrealized gain on
  investments ............................      2.36        1.25        2.67        1.37
                                              -------     -------     -------     -------
  Total income from
   investment operations .................      2.28        1.08        2.53        1.27
                                              -------     -------     -------     -------
Distributions:
 From net investment income ..............
 In excess of net investment income ......
 From net realized gain on security
  transactions ...........................     (1.57)     (1.66)       (1.01)      (1.11)
 In excess of net realized gain on
  security transactions ..................
  Total distributions ....................     (1.57)     (1.66)       (1.01)      (1.11)
                                              -------     -------     -------     -------
   Net asset value, end of year ..........   $ 14.13    $ 13.42      $ 14.00     $ 12.48
                                              =======     =======     =======     =======
Total return .............................     18.39%      8.32%       21.03%      11.28%
Ratios/Supplemental Data:
 Net assets, end of year
  (000's omitted) ........................   $77,173     $68,717     $68,306     $55,191
 Ratio of expenses to average net
  assets(2) ..............................      2.18%       2.18%       2.24%       2.06%
 Ratio of net investment income (loss)
  to average net assets ..................     (0.62)%     (1.31)%     (1.08)%     (1.50)%
 Portfolio turnover rate .................        57%         84%         63%         91%



                                                                 FOR THE YEAR ENDED MAY 31,
                                           ----------------------------------------------------------------------
                                               1994        1993        1992      1991(1)       1990       1989
                                           ----------- ----------- ----------- ----------- ----------- ----------
For a share outstanding
 throughout each year:
Net asset value, beginning of year .......   $ 11.86     $ 10.84     $ 11.19     $  9.85     $ 11.58    $   9.48
                                             -------     -------     -------     -------     -------     -------
Income from investment operations:
 Net investment income (loss) ............     (0.21)      (0.18)      (0.11)                   0.05        0.08
 Net realized and unrealized gain on
  investments ............................      1.25        1.57        0.71        1.34        0.36        2.17
                                             -------     -------     -------     -------     -------     -------
  Total income from
   investment operations .................      1.04        1.39        0.60        1.34        0.41        2.25
                                             -------     -------     -------     -------     -------     -------
Distributions:
 From net investment income ..............                                                     (0.05)      (0.06)
 In excess of net investment income ......                                                     (0.03)      (0.09)
 From net realized gain on security
  transactions ...........................     (0.58)      (0.37)      (0.95)                  (1.10)
 In excess of net realized gain on
  security transactions ..................                                                     (0.96)
                                                                                             -------
  Total distributions ....................     (0.58)      (0.37)      (0.95)                  (2.14)      (0.15)
                                             -------     -------     -------                 -------     -------
   Net asset value, end of year ..........   $ 12.32     $ 11.86     $ 10.84     $ 11.19     $  9.85     $ 11.58
                                             =======     =======     =======     =======     =======     =======
Total return .............................      8.60%      13.03%       4.91%      13.56%       3.38%      23.97%
Ratios/Supplemental Data:
 Net assets, end of year
  (000's omitted) ........................   $46,958     $44,364     $40,302     $29,925     $31,876    $31,651
 Ratio of expenses to average net
  assets(2) ..............................      2.24%       2.05%       1.97%       2.38%       2.60%      2.66%
 Ratio of net investment income (loss)
  to average net assets ..................     (1.75)%     (1.56)%     (1.24)%      0.02%       0.36%      0.78%
 Portfolio turnover rate .................        90%        157%         99%        206%        118%       163%

-----------
(1) On February 22, 1991, the Fund adopted a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies.

(2) Without fees recouped or waived by the investment adviser, the ratio of expenses to average net assets would have been 2.54%, 2.55%, 2.57%, 2.60%, 2.56%, 2.52%, 2.50%, 2.67%, 2.54% and 2.95%, respectively.

CAPITAL INCOME FUND



                                                       FOR THE YEAR ENDED MAY 31,
                                             -----------------------------------------------
                                                 1998        1997        1996        1995
                                             ----------- ----------- ----------- -----------
For a share outstanding
  throughout each year:
Net asset value, beginning of year .........   $ 19.92    $ 17.57     $ 17.21     $ 16.34
                                               -------    -------     -------     -------
Income from investment operations:
 Net investment income (loss) ..............      0.16       0.32        0.34        0.35
 Net realized and unrealized gain (loss)
  on investments ...........................      4.64       3.49        2.57        1.64
                                               -------    -------     -------     -------
  Total income (loss) from
   investment operations ...................      4.80       3.81        2.91        1.99
                                               -------    -------     -------     -------
Distributions:
 From net investment income ................     (0.30)     (0.48)      (0.28)      (0.36)
 In excess of net investment income ........
 From net realized gain on security
  transactions .............................     (1.46)     (0.98)      (2.27)      (0.76)
                                               -------    --------    --------    --------
  Total distributions ......................     (1.76)     (1.46)      (2.55)      (1.12)
                                               -------    --------    --------    --------
  Net asset value, end of year .............   $ 22.96    $ 19.92     $ 17.57     $ 17.21
                                               =======    ========    ========    ========
Total return ...............................     25.30%     22.43%      17.65%      13.08%
Ratios/Supplemental Data:
 Net assets, end of year
  (000's omitted) ..........................   $11,592    $  8,098    $  4,417    $  3,031
 Ratio of expenses to average net
  assets(2) ................................      1.47%       1.77%       2.22%       2.05%
 Ratio of net investment income (loss)
  to average net assets ....................      0.80%       1.84%       1.43%       0.75%
 Portfolio turnover rate ...................        33%         67%         40%         65%



                                                                   FOR THE YEAR ENDED MAY 31,
                                             -----------------------------------------------------------------------
                                                 1994        1993        1992      1991(1)       1990        1989
                                             ----------- ----------- ----------- ----------- ----------- -----------
For a share outstanding
  throughout each year:
Net asset value, beginning of year .........  $  16.06    $  14.69    $  13.66    $ 12.78     $  13.40    $ 13.19
                                              --------    --------    --------    -------     --------    -------
Income from investment operations:
 Net investment income (loss) ..............     (0.01)      (0.06)      (0.13)      0.19         0.52       0.55
 Net realized and unrealized gain (loss)
  on investments ...........................      0.78        1.43        1.16       0.99        (0.57)      0.06
                                              --------    --------    --------    -------     --------    -------
  Total income (loss) from
   investment operations ...................      0.77        1.37        1.03       1.18        (0.05)      0.61
                                              --------    --------    --------    -------     --------    -------
Distributions:
 From net investment income ................                                        (0.27)       (0.57)     (0.40)
 In excess of net investment income ........                                        (0.03)
 From net realized gain on security
  transactions .............................     (0.49)
                                              --------
  Total distributions ......................     (0.49)                             (0.30)       (0.57)     (0.40)
                                              --------                            --------    --------    --------
  Net asset value, end of year .............  $  16.34    $  16.06    $  14.69    $ 13.66     $  12.78    $ 13.40
                                              ========    ========    ========    ========    ========    ========
Total return ...............................      4.79%       9.33%       7.51%      9.63%       (0.41)%     4.65%
Ratios/Supplemental Data:
 Net assets, end of year
  (000's omitted) ..........................  $  2,964    $  2,603    $  1,828    $  1,670    $  2,584    $  1,822
 Ratio of expenses to average net
  assets(2) ................................      2.12%       2.77%       3.47%       3.83%       2.92%       3.73%
 Ratio of net investment income (loss)
  to average net assets ....................     (0.06)%     (0.82)%     (0.98)%      1.54%       4.46%       4.69%
 Portfolio turnover rate ...................        17%         29%         55%        120%        110%         68%

-----------
(1) On February 22, 1991, the Fund adopted a strategy of using multiple investment styles by investing primarily in the shares of other registered investment companies.

(2) Without fees waived/reimbursed by the investment adviser and distributor, the ratio of expenses to average net assets would have been 2.07%, 2.38%, 2.82%, 2.65%, 2.72%, 3.37%, 4.07%, 4.43%, 3.53%, and 4.38%, respectively.

                                                                          MULTIPLE                TREASURIES
                                                                         INDEX TRUST                TRUST
                                                                    For The Period Ended     For The Period Ended
                                                                       May 31, 1998(1)         May 31, 1998(1)
                                                                   ----------------------   ---------------------
For a share outstanding throughout the period:
Net asset value, beginning of period ...........................         $  10.00                 $  10.00
Income from investment operations:
  Net investment income ........................................             0.03                     0.43
  Net realized and unrealized gain on investments ..............             1.16                     0.49
                                                                         --------                 --------

   Total income from investment operations .....................             1.19                     0.92
                                                                         --------                 --------

Distributions:
  From net investment income ...................................            (0.03)                   (0.29)
  From net realized gain on security transactions ..............            (0.12)
                                                                         --------                  -------

   Total distributions .........................................            (0.15)                   (0.29)
                                                                         --------                 --------
     Net asset value, end of period ............................         $  11.04                 $  10.63
                                                                         ========                 ========

Total return ...................................................            11.99%                    9.33%
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted) ....................         $  3,080                 $  3,844
  Ratio of expenses to average net assets ......................             0.71%(2)                 0.84%(3)
  Ratio of net investment income to average net assets .........             0.36%                    5.85%
  Portfolio turnover rate ......................................               49%                       3%

-----------
(1) Commencement of operations was July 2, 1997.

(2) Without fees waived/reimbursed by the investment adviser, the ratio of expenses to average net assets would have been 2.75%.

(3) Without fees waived/reimbursed by the investment adviser, the ratio of expenses to average net assets would have been 2.99%.

VALUE TRUST



                                                                  FOR THE YEAR/PERIOD ENDED MAY 31,
                                          ---------------------------------------------------------------------------------
                                              1998        1997         1996         1995         1994          1993(1)
                                          ----------- ------------ ------------ ------------ ------------ -----------------
For a share outstanding
  throughout each year/period:
Net asset value, beginning of
  year/period ...........................   $ 14.23     $  12.00     $  12.98     $  10.12     $  10.34      $   10.00
                                            -------     --------     --------     --------     --------      ---------
Income from investment
  operations:
  Net investment income .................     (0.47)       (0.25)       (0.28)       (0.28)        0.06           0.02
  Net realized and unrealized gain
   (loss) on investments ................      2.19         2.69         0.93         3.33        (0.27)          0.32
                                            -------     --------     --------     --------     --------      ---------
   Total income (loss) from
     investment operations ..............      1.72         2.44         0.65         3.05        (0.21)          0.34
                                            -------     --------     --------     --------     --------      ---------
Distributions:
  From net investment income ............                                            (0.07)       (0.01)
  From net realized gain on
   security transactions ................     (1.05)       (0.21)       (1.63)       (0.12)
                                            -------     --------     --------     --------
   Total distributions ..................     (1.05)       (0.21)       (1.63)       (0.19)       (0.01)
                                            -------     --------     --------     --------     --------
     Net asset value, end of
      year/period .......................   $ 14.90     $  14.23     $  12.00     $  12.98     $  10.12      $   10.34
                                            =======     ========     ========     ========     ========      =========
Total return(3) .........................     13.02%       20.59%        6.36%       30.70%       (2.04)%         5.88%(2)
Ratios/Supplemental Data:
  Net assets, end of year/period
   (000's omitted) ......................   $13,664     $ 13,060     $  9,072     $  6,490     $  5,323      $   3,353
  Ratio of operating expenses to
   average net assets(4) ................      2.54%        2.65%        2.68%        2.39%        1.99%          1.80%(2)
  Ratio of total expenses to
   average net assets(5) ................      5.52%        5.20%        6.22%        5.79%        4.49%          3.32%(2)
  Ratio of net investment income
   (loss) to average net assets .........     (3.08)%      (2.50)%      (2.67)%      (2.60)%       0.76%          0.42%(2)
  Portfolio turnover rate ...............       145%         115%         145%         220%         170%            25%(2)

-----------
(1) Commencement of operations was November 2, 1992.

(2) Annualized.

(3) Does not reflect contingent deferred sales charge.

(4) Without fees waived by the Adviser and Distributors, the annualized ratio of operating expenses to average net assets would have been 2.69%, 2.80%, 2.87%, 2.95%, 2.69% and 2.76%, respectively.

(5) Without fees waived/reimbursed by the Adviser and Distributors, the annualized ratio of total expenses to average net assets would have been 5.67%, 5.35%, 6.41%, 6.34%, 5.19% and 4.29%, respectively.

                               DEBT OUTSTANDING




                                                 Average Daily         Average Daily
                              Amount of          Amount of Debt        No. of Shares        Average Amount
                          Debt Outstanding        Outstanding           Outstanding        of Debt Per Share
   Fiscal Year Ended      at End of Period     During the Period     During the Period     During the Period
----------------------   ------------------   -------------------   -------------------   ------------------
May 31, 1998 .........       $3,228,550            $5,796,073            936,316               $  6.19
May 31, 1997 .........        5,017,490             3,371,414            786,862                  4.28
May 31, 1996 .........        4,497,303             3,370,113            619,171                  5.44
May 31, 1995 .........        2,638,565             2,346,536            499,195                  4.70
May 31, 1994 .........        2,357,355             2,001,443            442,797                  4.52
May 31, 1993 .........          897,354               550,057            203,424                  2.70

                      INVESTMENT OBJECTIVES AND POLICIES


General

     The investment objectives of a Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Certain other investment limitations that apply to a Fund may not be changed without shareholder approval, as described in the Statement of Additional Information for the Fund. All other investment policies, unless otherwise indicated, may be changed by the Trust's Board of Trustees without shareholder approval.


Growth Fund

     The Growth Fund's investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in shares of open-end and/or closed-end investment companies ("underlying funds") that seek long-term capital growth or appreciation by investing primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants ("convertible securities")). The Fund may also invest in underlying funds that invest primarily in long- or short-term bonds and other fixed-income securities (such as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), commercial paper and preferred stock) whenever the Adviser believes that these funds offer a potential for capital appreciation, such as during periods of declining interest rates. Under normal conditions, the Fund invests in ten to seventy-five underlying funds and invests between 25% and 75% of its total assets in funds that are authorized to invest a substantial portion of their assets in foreign securities. Such funds may be subject to risks due to their investment in foreign securities. See Appendix A.


Capital Income Fund

     The Capital Income Fund's primary investment objective is high current income. The Fund's secondary objective is growth of capital and income. The Fund seeks to achieve its objectives by investing at least 65% of its total assets in shares of underlying funds that seek to achieve an objective of high current income by investing in income-producing equity securities, including dividend-paying common stocks and convert-ible securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stock). Under normal conditions, the Fund invests in ten to fifty underlying funds and invests between 25% and 75% of its total assets in global funds (which invest in foreign and U.S. securities) and international funds (which invest in foreign securities). Such funds may be subject to risks due to their investment in foreign securities. See Appendix A and Appendix B.



Multiple Index Trust

     The Multiple Index Trust's investment objective is maximum total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in shares of underlying open-end funds whose portfolios mirror those of one index or another of market securities, such as the Standard & Poor's 500 Composite Stock Price Index, the New York Stock Exchange Composite Index, the Nasdaq Composite Index or the Russell 4500 Index. Such funds generally are not managed in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of an issuer directly result in its elimination from the index and consequently the Fund. Under normal conditions, the Fund invests in 10 to 15 underlying funds.



Treasuries Trust


     The Treasuries Trust's investment objective is current income with limited credit risk. Under normal conditions, the Fund invests at least 65% (and normally 100%) of its total assets in obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government. Treasury bills, notes and bonds historically have involved little risk of loss of principal if held to maturity. Such securities, however, are subject to variations in market value due to interest rate fluctuations. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the market value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income debt security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government securities are generally subject to less market risk.



Value Trust


     The Value Trust's primary investment objective is growth of capital. The Fund's secondary objective is income. The Fund seeks to achieve its objectives by investing primarily in equity securities which the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators.


     The Adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. Any or all of these factors may provide buying opportunities at prices that compare favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question.

     The Fund invests primarily in the common stock of companies listed on a national securities exchange or whose securities are traded in the over-the-counter market. The Fund may also invest in preferred stock, convertible preferred stock, convertible debentures, rights, warrants and certain other instruments. See Appendix B for more information on convertible securities, rights and warrants.



                           OTHER INVESTMENT POLICIES


Investment in Underlying Funds (Growth Fund, Capital Income Fund and Multiple Index Trust Only)


     Each of the Growth Fund, the Capital Income Fund and the Multiple Index Trust seeks to achieve its investment objectives by investing in shares of underlying funds. Each Fund may invest up to 25% of its total assets in any one underlying fund. Each Fund that invests in underlying funds may invest in shares of the same underlying fund; however, the percentage of each Fund's assets so invested may vary and the Funds and their affiliates may not hold more than 3% of an underlying fund's shares. If a Fund holds more than 1% of the shares of an open-end fund, that Fund will be obligated to redeem only 1% of those shares during any period of less than 30 days. Any shares of an open-end fund held by a Fund in excess of 1% of the open-end fund's outstanding shares, therefore, will be considered not readily marketable securities that, together with other such securities, may not exceed 10% of the Fund's net assets. Further, in accordance with the 1940 Act, if an underlying fund submits a matter to shareholders for vote, each Fund will either vote the shares (i) in accordance with instructions received from Fund shareholders or (ii) in the same proportion as the vote of all other holders of such securities. The Funds may not purchase shares of investment companies that are not registered with the SEC. Each Fund intends only to invest in underlying funds that intend to qualify as regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended ("Code"). If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax and may adversely affect a Fund's ability to qualify for that treatment. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.


     The Adviser selects underlying funds in which to invest based, in part, upon an analysis of their past performance and their investment objectives, policies and the investment style of their investment advisers. In selecting open-end funds in which to invest, the Adviser also considers, among other factors, the funds' size, cost structure, shareholder services and the reputation and stability of their investment advisers. In selecting closed-end funds in which to invest on behalf of the Growth Fund and the Capital Income Fund, the Adviser considers, among other factors, the factors considered for open-end companies and the funds' historical market discounts, portfolio characteristics, repurchase, tender offer, and dividend reinvestment programs, provisions for converting into an open-end fund, and quality of management. The Growth Fund and the Capital Income Fund each may invest in the securities of closed-end funds that, at the time of investment by the Fund, are either trading at a discount to net asset value or at a premium to net asset value.


     The underlying funds in which the Funds invest may include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objectives, policies and limitations as the Funds. For example, although a Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging) or invest up to 25% of its total assets in any one such underlying fund.

Temporary Investments (All Funds)


     Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, each Fund may temporarily hold cash or invest all or any portion of its assets in money market mutual funds or directly in money market instruments, including repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Adviser to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. To the extent a Fund invests more than $100,000 in a single bank or savings association, the investment is not protected by federal insurance. The underlying funds also may invest under similar circumstances in similar instruments.



Borrowing and Other Policies


     Growth Fund and Capital Income Fund. Each Fund may temporarily borrow money from banks for extraordinary or emergency purposes, but not in excess of the lesser of 10% of its total assets (valued at cost) or 5% of its total assets (valued at market). Each Fund also may invest up to 10% of its net assets in securities for which no readily available market exists and may lend securities constituting up to 5% of its net assets.


     Multiple Index Trust and Treasuries Trust. Each Fund may borrow money for temporary purposes from a bank and may engage in reverse repurchase agreements, but not in excess of 10% of its total assets. Each Fund, however, will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may invest up to 15% of its net assets in securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities. A considerable period may elapse between a Fund's decision to sell such securities and the time when a Fund is able to sell such securities. If, during such a period, adverse market conditions were to develop, a Fund may obtain a less favorable price than prevailed when it decided to sell.


     Value Trust. The Fund may engage in leveraging by borrowing up to one-third of the value of its net assets for investment purposes. The 1940 Act requires the maintenance of continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. See "Risks and Other Considerations."

                        RISKS AND OTHER CONSIDERATIONS


           Growth Fund, Capital Income Fund and Multiple Index Trust


Investment in Other Investment Companies

     Any investment in an open-end or closed-end investment company involves risk, and, although each Fund invests in a number of underlying funds, this practice does not eliminate investment risk. Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another underlying fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.


     Some of the underlying funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices, including leverage, that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the underlying funds in which the Funds invest may or may not have the same investment limitations as those of the Funds themselves. Moreover, while each of the Funds has a policy of investing no more than 25% of its total assets in the securities of underlying funds that invest 25% or more of their total assets in any one industry, the Funds, through their investments in underlying funds, indirectly may invest more than 25% of their assets in any one industry. In addition, the underlying funds in which the Funds invest may have policies themselves that, among other things, permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts. The risks associated with investments in foreign securities are described in the Appendix A to this Prospectus and the risks associated with these other investment policies are described in the Statement of Additional Information.


     Investing in the Funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the underlying funds. An investor in a Fund should recognize that he may invest directly in the underlying funds and that, by investing in the underlying funds indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying funds.


     Open-End Funds. Each of the Funds may purchase shares of open-end funds that impose a front-end sales load ("Load Fund Shares") and shares of open-end funds that do not impose a front-end sales load. However, the Funds may not invest in shares of open-end funds that are sold subject to a redemption fee of more than 1%. An open-end fund is currently permitted under the rules of the NASD to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested), provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing substantially all of each Fund's assets in funds that impose no front-end sales load or impose a front-end sales load of no more than 3% of the public offering price of the shares. Fund purchases may often qualify for so-called quantity discounts whereby a lower front-end sales load is applied to purchases of, for example, $50,000 or more.

Additionally, where possible, the Adviser will seek to reduce the front-end sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund's average daily net assets.

     Front-end sales loads generally are split into the dealer reallowance (which typically comprises at least 80% of the amount of the charge) and the underwriter's retention. Distributors generally will be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge on purchases of Load Fund Shares by each Fund. However, Distributors will not retain any dealer reallowance in excess of 1% of the public offering price on any transaction, nor will it be designated as the dealer entitled to receive the dealer reallowance portion of the sales charge where such reallowance would exceed 1% of the public offering price. The Adviser has agreed to waive the advisory fees it charges the Growth Fund and Capital Income Fund in an amount equal to amounts Distributors retains as (i) dealer reallowances resulting from each Fund's purchase of Load Fund Shares and (ii) Rule 12b-1 fees received from underlying open-end funds.

     Although open-end fund shares are redeemable by a Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

     Closed-End Funds (Growth Fund and Capital Income Fund only). Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange ("NYSE"), the American Stock Exchange or the Nasdaq Stock Market ("Nasdaq") or, in some cases, may be traded in other over-the-counter ("OTC") markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

     The Growth Fund and the Capital Income Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

     The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.


     Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.


     Closed-end funds may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect, of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Funds will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.


                                  Value Trust


Non-Diversified Status

     The Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to continue to qualify as a RIC for federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times will consist of the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940
Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range and number of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of the Fund's shares.


Leverage

     The Fund may engage in leveraging. Leveraging by the Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest and related costs which may or may not be recovered by appreciation of the securities purchased. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that the Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.


Hedging Strategies

     The Fund may hedge its portfolio investments through the use of options, futures contracts and options on futures contracts. The Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. The Fund's ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations.

     There are transactional costs connected with using hedging strategies. In addition, the use of hedging strategies involves certain special risks, including (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund's assets segregated to cover its obligations.

     The Statement of Additional Information contains a more complete description of the characteristics, risks and possible benefits of hedging transactions. New financial products and risk management techniques continue to be developed. The Fund may use these investments and techniques consistent with its investment objectives and regulatory and tax considerations.


Foreign Securities

     The Fund may invest in foreign securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. The Fund may also invest in American Depository Receipts, European Depository Receipts and other securities convertible into securities of corporations based in foreign countries. These securities provide a means for investing indirectly in foreign equity or debt securities. Investments in foreign securities involve risks relating to adverse political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. See Appendix A.


Foreign Currency Transactions

     When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign cur-rency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (i.e., cash) basis. See Appendix A.


                                   All Funds


Year 2000 Issue

     Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information and data after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


                            MANAGEMENT OF THE FUNDS

     The Trust's Board of Trustees has overall responsibility for the operation of the Trust. Pursuant to that responsibility, the Board has selected the Adviser to act as investment adviser and administrator for each Fund. Services provided by the Adviser include, but are not limited to, the provision of a continuous investment program for each Fund and supervision of all matters relating to the operation of each Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

     The Adviser has acted as the investment adviser to each Fund since its inception. The Adviser, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, was incorporated under the laws of the State of Maryland in 1984 and is controlled by David D. Basten. In addition, Mr. Basten currently serves as each Fund's portfolio manager and has served in that capacity since commencement of each Fund's operations.

     For its services, the Adviser receives a monthly fee from each Fund, calculated daily. The Growth Fund pays the Adviser a monthly fee at an annual rate of 1.00% of the first $100 million of average daily net assets of the Fund and 0.75% of average daily net assets exceeding that amount. The Capital Income Fund pays the Adviser a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund. The Multiple Index Trust pays the Adviser a monthly fee at an annual rate of 0.70% of the average daily net assets of the Fund. The Treasuries Trust pays the Adviser a monthly fee at an annual rate of 0.40% of the average daily net assets of the Fund. The Value Trust pays the Adviser a monthly fee at an annual rate of 0.90% of the average daily net assets of the Fund. The investment advisory fees paid by the Growth Fund and the Value Trust are higher than those paid by most other investment companies to their investment advisers. The Adviser reduces the advisory fees it charges the Growth Fund and the Capital Income Fund on a dollar for dollar basis to the extent Distributors receives (i) dealer reallowances on purchases by the Funds of shares of open-end funds that are sold with a sales load and (ii) Rule 12b-1 fees received from underlying open-end funds.

     The Adviser places orders for the purchase and sale of portfolio investments for the account of each Fund with brokers or dealers, selected by it in its discretion, including Distributors. Factors in the selection of a broker-dealer include the receipt of research, analysis and advice and similar services and the sale of Fund shares by such broker-dealer. With respect to purchases of Load Fund Shares, the Adviser will direct, to the extent possible, substantially all of the Fund's orders to Distributors. Where Distributors acts as the dealer with respect to the purchases of Load Fund Shares, it will retain dealer reallowances on those purchases up to a maximum of 1% of the public offering price of the shares. Distributors may not be designated as the dealer on any sales where such reallowance exceeds 1% of the public offering price. If Distributors is unable to act as dealer with respect to a particular transaction, the Adviser will direct such order to another broker-dealer.

     Distributors also may assist in the execution of a Fund's portfolio transactions to purchase open-end fund shares for which it may receive distribution payments from the funds or their underwriter in accordance with the distribution plans of those funds. In providing execution assistance, Distributors receives orders from the Adviser, places them with the fund's distributor, transfer agent or other person as appropriate, confirms the trade, price and number of shares purchased, assures prompt payment by the Fund and proper completion of the order.

     Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. A high portfolio turnover rate (100% or more), whether incurred by a Fund or an underlying fund, involves correspondingly greater transaction costs, which will be borne directly by the Fund or the underlying fund, and increases the potential for short-term capital gains and taxes.


                            PURCHASE OF FUND SHARES


Distribution Arrangements

     Distributors, whose address is 2303 Yorktown Avenue, Lynchburg, Virginia 24501, is the distributor of shares of the Funds. Distributors is an affiliate of the Adviser and is controlled by David D. Basten.

     Growth Fund, Capital Income Fund and Value Trust. Under plans of distribution ("Plans") adopted by the Trust's Board of Trustees and approved by the shareholders of each of the Growth Fund, the Capital Income Fund, and the Value Trust pursuant to Rule 12b-1 under the 1940 Act, each of these Funds pays Distributors a monthly fee as compensation for Distributors' distribution activities and another monthly fee for Distributors' service activities with respect to each Fund and its shareholders. The Growth Fund pays Distributors a distribution fee at the annual rate of 0.75% of the average daily net assets of the Fund and a service fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Capital Income Fund pays Distributors a distribution fee at the annual rate of 0.25% of the average daily net assets of the Fund and a service fee at the annual rate of 0.25% of the average daily net assets of the Fund. The Value Trust pays Distributors a distribution fee at the annual rate of 0.65% of the average daily net assets of the Fund and a service fee at the annual rate of 0.25% of the average daily net assets of the Fund.

     As distributor of Fund shares, Distributors may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Funds' shares or the servicing and maintenance of shareholder accounts, including compensation to employees of Distributors; compensation to and expenses, including overhead and telephone and other communication expenses, of Distributors and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by Distributors and allocated by Distributors to its efforts to distribute shares of the Funds, such as office rent, employee salaries, employee bonuses and other overhead expenses.

     During the period they are in effect, the Plans obligate the Funds to pay fees to Distributors as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. Thus, even if Distributors' expenses exceed its fees, the Funds will not be obligated to pay more than those fees and, if Distributors' expenses are less than such fees, it will retain the full fee and realize a profit.

     All Funds. Distributors also may provide additional incentives to brokers that sell shares of the Funds. With respect to the Treasuries Trust, Distributors pays brokers fee at an annual rate of up to 0.30% of the average amount of client assets maintained in the Fund during the month. With respect to the Multiple Index Trust, Distributors pays such fee at an annual rate of up to 0.50% of the average amount of client assets maintained in the Fund during the month.

     In some instances, Distributors may offer additional incentives only to certain brokers that have sold or may sell significant amounts of shares. Such incentives may include permitting brokers to be named the dealer of record on underlying fund shares purchased by the Growth Fund, the Capital Income Fund or the Multiple Index Trust with the result that those brokers could receive trail commissions from the underwriters of those underlying funds. These commissions could be paid as long as a Fund held the underlying fund shares in its portfolio and the underwriters continued to pay the trail commissions. If these commissions were not paid to those brokers, then, with respect to the Growth Fund and the Capital Income Fund, the commissions could be paid to Distributors and could thereby reduce the fees paid by the Funds to the Adviser for advisory services. See "Management of the Fund."

     Distributors also may pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the administrators' customers invested in the Fund. This fee is in addition to any commissions these entities may receive from Distributors out of the fees it receives pursuant to a Plan, and, if paid, will be reimbursed by the Adviser and not the Fund.

     Applicable banking laws prohibit certain deposit-taking institutions from underwriting or distributing securities. There is currently no precedent prohibiting banks from performing administrative services in connection with the distribution of Fund shares. If a bank were prohibited from performing such administrative services, its shareholder clients would be permitted to remain shareholders of the Fund and alternate means of servicing such shareholder would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


How Shares May Be Purchased

     Application forms for the purchase of shares of the Funds can be obtained by contacting the shareholder services department ("Shareholder Services") of State Street Bank and Trust Company, the Fund's transfer agent, at the address or telephone number shown on the back of this Prospectus. The minimum initial invest-ment in each Fund is $500, and the minimum for additional investments is $100. An exception to these minimums is granted for investments made pursuant to special plans or if approved by Distributors. All orders are executed at the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services. Shares of the Value Trust are sold subject to a contingent deferred sales charge payable upon certain redemptions. The Trust and Distributors reserve the right to reject any purchase order.


     When shares of a Fund are initially purchased, an account is automatically established for the shareholder. Any shares of that Fund subsequently purchased or received as a distribution are credited directly to the shareholder's account. No share certificates are issued unless specifically requested in writing to the Trust. Certificates are issued in full shares only. In addition, no certificates are issued for shares purchased by check until 15 business days have elapsed, unless the Trust is reasonably assured that payment for the shares has been collected. There is no charge for certificate issuance.



Systematic Investment Plan


     Shareholders may purchase Fund shares through a Systematic Investment Plan. Under the Plan, a shareholder's bank checking account will automatically be debited monthly or quarterly in an amount equal to at least the minimum for additional investments in that Fund (subject to the minimum initial investment for that Fund), as specified by the shareholder. The purchase of Fund shares will be effected at their net asset value at the close of regular trading on the NYSE on or about the 15th day of the month. Shareholders may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.



Exchange Privileges


     Shares of the Funds described in this Prospectus may be exchanged for shares of any of the other Funds described in this Prospectus without an exchange fee. Shareholders may place exchange orders in writing with Shareholder Services, or, by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services.


     All permitted exchanges will be effected based on the net asset value per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in "good order." An exchange request is considered in "good order" only if:


   1. The dollar amount or number of shares to be purchased is indicated.


   2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account.


   3. Where share certificates have been issued, the written request is accompanied by the certificates for shares to be redeemed, properly endorsed in form for transfer, and either the share certificates or separate instructions of assignment (stock powers) signed by each registered owner and co-owner exactly as the shares are registered.

   4. The signatures on any share certificates (or on accompanying stock powers) are guaranteed by a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc.'s Medallion Signature Program ("MSP"). Signature guarantees from a notary public are not acceptable.


     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.


     The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. Before making any exchange, shareholders should contact Shareholder Services or their broker to obtain more information about exchanges and prospectuses of the Trust's series to be acquired through the exchange. For tax purposes, an exchange is treated as a redemption and a subsequent purchase. Any capital gains or losses on the shares exchanged should be reported for tax purposes. The price of the acquired shares is the new cost basis for income tax purposes.


     With respect to the Value Trust, no contingent deferred sales charge will be imposed on exchanges into another Fund (the "Exchange Fund"). A contingent deferred sales charge may, however, be imposed upon the redemption of shares of the Exchange Fund. The amount of such contingent deferred sales charge will be determined based on the aggregate time the shareholder held shares of both the Value Trust and the Exchange Fund.



Determining Net Asset Value

     The net asset value of each Fund's shares is determined as of the close of regular trading (currently 4:00 p.m. eastern time) on the NYSE each day that the NYSE is open for business. The net asset value per share is computed by dividing the value of a Fund's securities plus any cash and other assets (including dividends accrued but not yet collected) minus all liabilities (including accrued expenses) by the total number of a Fund's shares outstanding.


     The assets of the Growth Fund, the Capital Income Fund and the Multiple Index Trust consist primarily of shares of underlying funds. Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds listed on Nasdaq are valued at the last trade price on Nasdaq at 4:00 p.m., eastern time; other shares traded in the OTC market are valued at the last bid price available prior to valuation.


     Other Fund assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities having 60 days or less remaining to maturity are valued at their amortized cost. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rate.

                           REDEMPTION OF FUND SHARES


How Shares May Be Redeemed

     Fund shares may be redeemed in three different ways: by mailing written redemption requests for a check or wire representing the redemption proceeds to Shareholder Services; by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or by making a telephone request for redemption proceeds to be wired to a predesignated bank. A written request for redemption must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon receipt by Shareholder Services of a redemption request in "good order," as described in "Exchange Privileges" above, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $25,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed in the manner described in "Exchange Privileges" above with respect to share certificates.

     To redeem shares by telephone, call Shareholder Services directly at 1-888-933-8274. See "Telephone Transactions." Telephone redemptions are not available for retirement plans. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $25,000, or by having a wire sent to a previously designated bank account.

     Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

     A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary.

     Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out the appropriate form that is available from Shareholder Services.

     Proceeds resulting from a written or regular telephone redemption request normally will be mailed to shareholders within seven days after receipt of a request in good order. Telephone wire redemption proceeds normally will be wired to a bank within seven days following receipt of a proper redemption request. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, a shareholder may experience delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from such investment until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check or certified check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.


     A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed for other than weekends or holidays, when trading on the NYSE is restricted, during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


     Because of the high cost of maintaining small accounts, the Trust reserves the right to redeem shareholder accounts of less than $100 net asset value resulting from redemptions or exchanges. If the Trust elects to redeem such shares, it will notify the shareholder of its intention to do so and provide the shareholder with the opportunity to increase the amount invested to $100 or more within 30 days of notice.


Systematic Withdrawal Plan

     An investor who has made an initial investment of at least $10,000 in any of the Funds other than the Value Trust or otherwise has accumulated shares valued at no less than $10,000 is eligible for a Systematic Withdrawal Plan. If so eligible, the investor may arrange for fixed withdrawal payments (minimum payment -- $100; maximum payment -- 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments are made to the investor or to the beneficiaries designated by him. An investor is not eligible for a Systematic Withdrawal Plan if he is making regular purchase payments pursuant to the Systematic Investment Plan described above. Shareholders may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.



Contingent Deferred Sales Charge (Value Trust only)

     A contingent deferred sales charge generally is imposed on redemptions of all shares of the Value Trust (including any shares received as a purchase bonus ("Bonus Shares")) that were purchased within five years of the redemption date. The contingent deferred sales charge is 2% of the lesser of (1) the net asset value of the shares redeemed or (2) the cost of such shares. No contingent deferred sales charge is imposed on amounts derived from (a) increases in the value of shares redeemed above the original purchase price of such shares due to increases in the net asset value per share of the Fund, (b) reinvestment of dividends or capital gain distributions, or (c) shares redeemed five years or more after their purchase. For purposes of the foregoing, in the event the redemption involves any Bonus Shares, the cost of each share or original purchase price shall be determined by allocating the price paid among the shares paid for by the investor and the Bonus Shares.

     The contingent deferred sales charge will be determined as follows:

             2% of amounts redeemed in the first five years after the date of purchase

             0% of amounts redeemed thereafter

     In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed.

     With respect to purchases of shares of the Value Trust made prior to March 20, 1996, the contingent deferred sales charge will not be imposed on redemptions by officers, directors, full-time employees, and sales representatives of the Adviser or Distributors, to the extent permitted by law, regulations, and/or interpretations. Shares of the Value Trust also may be purchased by certain employee benefit plans ("eligible benefit plans") without the imposition of a contingent deferred sales charge. To be an eligible benefit plan, there must be at least 100 initial participants with accounts investing or invested in shares of the Fund. The initial purchase by the eligible benefit plan by or for the benefit of the initial participants of the plan must aggregate not less than $25,000 and subsequent purchases must be at least $100 per account and must aggregate at least $10,000. Purchases by the eligible benefit plan must be made pursuant to a single order and may not be made more often than monthly. A separate account will be established for each participant in the plan. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

     For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to Distributors.


                            TELEPHONE TRANSACTIONS

     Shareholders may initiate three types of transactions by telephone: telephone exchanges; telephone redemptions by wire; and telephone redemptions by check. The terms and provisions for each of those services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

     The telephone exchange privilege and/or telephone redemptions by wire privilege must be elected by you when you fill out your initial application or you may select either option later by completing the appropriate form(s) that is available from Shareholder Services. The telephone redemptions by check privilege is available to shareholders of the Funds automatically, unless this option is declined in the application or in writing.

     The Funds will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on an account application and recording the telephone conversation. A shareholder will bear the risk of loss due to unauthorized or fraudulent instructions regarding his or her account, although the Funds may be liable if reasonable procedures are not employed.

                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


Dividends and Other Distributions

     Dividends from the Treasuries Trust's net investment income, if any, are declared and distributed at least quarterly. Dividends from the net investment income (including dividends from underlying funds), if any, of the Growth Fund, the Capital Income Fund, the Multiple Index Trust and the Value Trust are distributed at least annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities, including shares of underlying funds, by a Fund, as well as gains from any foreign currency transactions, also are distributed at least annually. Unless the Trust receives instructions to the contrary from a shareholder before the record date, it will be assumed that the shareholder wishes to receive both dividends and capital gain distributions in additional Fund shares. Instructions continue in effect until the Trust is notified in writing that a change is desired. All reinvested dividends and capital gain distributions are reinvested in additional Fund shares on the payment date at those shares' net asset value on that day. Account statements are mailed to shareholders evidencing each reinvestment. If the Trust has received instructions that a shareholder wishes to receive dividends and capital gain distributions in cash, and the U.S. Postal Service cannot deliver a check representing the payment thereof, or if any such check remains uncashed for six months, the check(s) will be reinvested in Fund shares of the distributing Fund at the then-current net asset value per share of the Fund and the shareholder's election will be changed so that future distributions will be received in additional Fund shares.


Taxation of the Funds

     Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any) and net capital gain that it distributes to its shareholders. To the extent, however, that a Fund does not distribute to its shareholders by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts, a 4% excise tax will be imposed on the Fund.


Taxation of Underlying Funds

     The Growth Fund, the Capital Income Fund and the Multiple Index Trust each intends to invest only in underlying funds that intend to qualify for treatment as RICs under the Code. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC. If an underlying fund fails to qualify as a RIC, it may be subject to federal income tax and may adversely affect a Fund's ability to satisfy the diversification requirement applicable to RICs (see "Taxation" in the Statement of Additional Information) and thereby its ability to qualify as a RIC.


Taxation of Shareholders

     Dividends from each Fund's investment company taxable income are taxable to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), as ordinary income, whether received in cash or reinvested in additional Fund shares, to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to those shareholders as long-term capital gains, whether received in cash or reinvested in additional Fund shares and regardless of the length of time the shares have been held. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayer's net capital gain recognized on the disposition of capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). The portion of the dividends paid by the Treasuries Trust attributable to interest earned on its investments that are direct obligations of the U.S. Government generally are not subject to state and local income taxes, although distributions by that Fund to its shareholders of net realized gains on the disposition of those investments are fully subject to those taxes.

     If a Fund realizes gain from the disposition of shares of any underlying fund it held as capital assets for more than one year, or if a Fund receives a distribution from any underlying fund that is designated as a capital gain distribution (regardless of how long the Fund held the shares), the amount of that gain or distribution is included in any capital gain distribution made by the Fund to its shareholders. Any other gain on disposition of shares of an underlying fund and any other distribution received therefrom is included in the Fund's investment company taxable income.

     Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences will result upon an exchange of shares of a Fund for shares of another Fund. Capital gain on the redemption or exchange of Fund shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above. If a shareholder purchases Fund shares within thirty days after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. Because other federal, state or local tax considerations may apply, investors are urged to consult their tax advisers.


Qualified Retirement Plans
     An investment in Fund shares may be appropriate for individual retirement accounts (including "Roth IRAs"), tax deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as "Keogh plans"), simplified employee pension plans and other qualified retirement plans (including section 401(k) plans). Capital gain distributions and dividends received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with Distributors and the employer.

                            PERFORMANCE INFORMATION

     From time to time, quotations of each Fund's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

     In addition, other total return performance data ("Non-Standardized Return") regarding a Fund may be included in advertisements, sales literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in a Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in a Fund. The total return of a Fund is increased to the extent that the Adviser has waived all or a portion of its advisory fee or reimbursed all or a portion of the Fund's expenses. Total return figures are based on historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance. Additional information about each Fund's performance is contained in the Statement of Additional Information and the Funds' annual report to shareholders, both of which may be obtained without charge by contacting the Trust at the address or telephone numbers on the cover of this Prospectus.


                                  FUND SHARES

     The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust and is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently consists of six separate series: the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust, the Value Trust and the Yorktown Value Income Trust ("Income Trust"). The Board of Trustees may elect to add additional series in the future, although it has no present plan to do so. This Prospectus relates only to shares of the Growth Fund, the Capital Income Fund, the Multiple Index Trust, the Treasuries Trust and the Value Trust. As of the date of this Prospectus, the Income Trust has not commenced investment operations.

     The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series. Shares of beneficial interest of each Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

     The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a share-holders' meeting for the election of trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


              CUSTODIANS, TRANSFER AND DIVIDEND DISBURSING AGENT

     MainStreet Trust Company, 1 Ellsworth Street, Martinsville, Virginia 24112, serves as the custodian for the Growth Fund and the Capital Income Fund. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as the custodian for the Multiple Index Trust, the Treasuries Trust and the Value Trust.

     State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, is the Funds' transfer and dividend disbursing agent.


                              GENERAL INFORMATION

     Fund shareholders are kept informed through semi-annual and annual reports. Any inquiries should be directed in writing to the Trust at P.O. Box 2529, 2303 Yorktown Avenue, Lynchburg, Virginia 24501. Shareholders may direct general telephone inquiries to the Trust at the numbers listed on the back cover of this Prospectus. Telephone inquiries regarding shareholder account information should be directed to Shareholder Services at the number listed on the back cover of this Prospectus.

                                  APPENDIX A


                            FOREIGN SECURITIES AND
                         FOREIGN CURRENCY TRANSACTIONS


Foreign Securities

     The Value Trust may invest in foreign securities. The Growth Fund, the Capital Income Fund and the Multiple Index Trust, through an underlying fund, also may do so. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a fund's assets and political or social instability or diplomatic developments. These risks often are heightened to the extent a fund invests in issuers located in emerging markets.

     Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the NYSE is open. However, foreign securities in which funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of a fund's portfolio may be significantly affected by such trading on days when the NYSE is not open and shareholders do not have access to a fund.

     Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the fund. If the value of a foreign currency rises against the U.S. dollar, the value of the fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that a fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.


Foreign Currency Transactions

     In connection with its portfolio transactions in securities traded in a foreign currency, a fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required


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amount of foreign currency for delivery at the settlement date of the purchase;
the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.


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                                  APPENDIX B


                       WARRANTS, CONVERTIBLE SECURITIES
                          AND FIXED-INCOME SECURITIES


Warrants

     Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. A Fund may invest in publicly traded warrants only. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and a Fund's investment in them will be lost. A Fund may not invest more than 5% of its net assets in warrants.



Convertible Securities

     A Fund may directly or indirectly, through an underlying fund, invest in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.


     The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying


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

common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


Fixed-Income Securities

     The market value of fixed-income securities is affected by changes in interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; if interest rates rise, the value of fixed-income securities tends to fall. Moreover, the longer the remaining maturity of a fixed-income security, the greater the effect of interest rate changes on the market value of the security. This market risk affects all fixed-income securities, but U.S. Government securities are generally subject to less market risk.

     A Fund may directly or indirectly, through an underlying fund, invest in debt securities rated at least investment grade (BBB and above/Baa and above) by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in debt securities that are rated below investment grade by S&P or Moody's. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody's or, if unrated, are determined by the underlying fund's investment adviser to be of comparable quality. This includes debt securities rated BBB by S&P or Baa by Moody's. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as "junk bonds"), which include debt securities rated BB, B, CCC and CC by S&P and Ba, B, Caa, Ca and C by Moody's, are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

     Ratings of debt securities represent the rating agencies' opinions regarding their quality and are not a guarantee of quality. Subsequent to its purchase by an underlying fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Statement of Additional Information for more information about S&P and Moody's ratings.

     Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.


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

     Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit an underlying fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     An underlying fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities, and the "interest" on payment-in-kind securities, must be included in the underlying fund's income. Accordingly, to continue to qualify for tax treatment as a regulated investment company and to avoid certain excise taxes, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions must be made from a fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

                              SHAREHOLDER SERVICES
                                   API Trust
                                 P.O. Box 9204
                        Boston, Massachusetts 02266-9204
                                 (888) 933-8274


                               EXECUTIVE OFFICES
                        American Pension Investors Trust
                                 P.O. Box 2529
                              2303 Yorktown Avenue
                           Lynchburg, Virginia 24501
                                 (800) 544-6060

                              INDEPENDENT AUDITORS
                          PricewaterhouseCoopers, LLP
                             250 West Pratt Street
                           Baltimore, Maryland 21201


                   No person has been authorized to give any
                 information or to make any representations not
              contained in this Prospectus in connection with the
               offering made by this Prospectus and, if given or
                made, such information and representations must
                not be relied upon as having been authorized by
             the Trust or its distributor. This Prospectus does not
             constitute an offering by the Trust or its distributor
                 in any jurisdiction to any person to whom such
                      offering may not lawfully be made.